JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS III	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK INVESTMENT TRUST

Supplement dated January 2, 2018 to the current summary prospectus, as may be supplemented

Effective immediately, the following sentence under the heading “PURCHASE AND SALE OF FUND SHARES” is amended and restated as follows:

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.